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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 19, 1998


                               THE HOCKEY COMPANY
                 -----------------------------------------------
                 (Exact name of registrant specified in Charter)


   DELAWARE                        0-19596                     13-36-32297
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(State or other                  (Commission                 (I.R.S. Employee
jurisdiction of                  File Number)               Identification No.)
incorporation)


          C/O MASKA U.S., INC., 139 HARVEST LANE
              P.O. BOX 1200, WILLISTON, VT                      05495
        ----------------------------------------               --------
        (Address of principal executive offices)               Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (802) 872-4226


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         (Former name and former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On November 19, 1998, after the consummation by The Hockey Company (formerly known as SLM International, Inc.) (the "Company") of the acquisition of Sports Holding Corp. (the "Acquisition"), General Electric Capital Corporation ("GECC") and General Electric Capital Canada Inc. ("GE Canada") provided revolving working capital loans to subsidiaries of the Company in an aggregate amount equal to $70,000,000.

     Pursuant to the Credit Agreement, dated as of November 19, 1998, among Sport Maska Inc. ("Maska"), a wholly owned subsidiary of the Company, and Tropsport Acquisitions Inc. ("Tropsport" and together with Maska, the "Borrowers"), a wholly owned subsidiary of Maska, the other Credit Parties signatory thereto, GE Canada, for itself, as Lender, and as Agent for Lenders, and the other Lenders signatory thereto from time to time (the "Canadian Credit Agreement"), the Lenders extended a revolving term credit facility (the "Canadian Credit Facility") to Borrowers of up to $35,000,000 in the aggregate for the purpose of funding certain transaction costs and expenses in connection with the Acquisition and refinancing certain indebtedness of Tropsport and Maska and to provide working capital financing for Borrowers and funds for other general corporate purposes of Borrowers. As of January 31, 1999, $361,788 was outstanding under the Canadian Credit Facility.

     Pursuant to the Credit Agreement, dated as of November 19, 1998, among Maska U.S., Inc., a wholly owned subsidiary of the Company, and SHC Hockey Inc., a wholly owned subsidiary of the Company (collectively, the "U.S. Borrowers"), the other Credit Parties signatory thereto, GECC, for itself, as Lender, and as Agent for Lenders, and the other Lenders signatory thereto from time to time (the "U.S. Credit Agreement"), the Lenders extended a revolving term credit facility (the "U.S. Credit Facility") to U.S. Borrowers of up to $35,000,000 in the aggregate (including a Letter of Credit Subfacility for up to $10,000,000) for the purpose of funding certain transaction costs and expenses in connection with the Acquisition and refinancing certain indebtedness of the Company and certain of its subsidiaries and to provide working capital financing for U.S. Borrowers and funds for other general corporate purposes of U.S. Borrowers. As of January 31, 1999, $731,445 was outstanding under the U.S. Credit Facility.

     The Acquisition was financed with the Canadian dollar equivalent of a $87,500,000 credit facility (the "Caisse Credit Facility") from Caisse de Depot et Placement du Quebec ("Caisse") pursuant to a Credit Agreement, dated November 19, 1998 (the "Caisse Credit Agreement") among the Company, Maska and Caisse which was an exhibit to the Current Report on Form 8-K of the Company filed on February 9, 1999 with the United States Securities and Exchange Commission. As of January 31, 1999, $87,500,000 was outstanding under the Caisse Credit Facility.

     The secured parties to each of the Canadian Credit Agreement, the U.S. Credit Agreement and the Caisse Credit Agreement (the "Secured Parties") have each obtained assignments, security interests, hypothecs and other liens in certain assets of the credit parties to each of the Canadian Credit Agreement and the U.S. Credit Agreement under the assignments, hypothecs, security agreements and other security documents entered into in connection with the U.S. Credit Agreement, the Canadian Credit Agreement and the Caisse Credit Agreement. GECC, GE Canada, Caisse, the Company and certain affiliates of the Company signatory thereto entered into an Intercreditor Agreement, dated as of November 19, 1998, regarding the relative priority of the respective liens of the Secured Parties and certain other rights, priorities and interests.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

          10.1 Credit Agreement, dated as of November 19, 1998, among Maska U.S., Inc., SHC Hockey Inc., the other Credit Parties signatory thereto, General Electric Capital Corporation and the other Lenders signatory thereto from time to time.

          10.2 Credit Agreement, dated as of November 19, 1998, between Sport Maska Inc., Tropsport Acquisitions Inc., the Company, the other Credit Parties signatory thereto, the Lenders signatory thereto from time to time and General Electric Capital Canada Inc.

          10.3 Intercreditor Agreement, dated as of November 19, 1998, among General Electric Capital Corporation, General Electric Capital Canada Inc., Caisse de Depot et Placement du Quebec, the Company and certain affiliates of the Company signatory thereto.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE HOCKEY COMPANY


                                       By: /s/ RUSSELL J. DAVID
                                           -------------------------------------
                                           Name:  Russell J. David
                                           Title: Senior Vice President, Finance

March 9, 1999




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                                INDEX TO EXHIBITS

    Exhibit No.                     Description
    -----------                     -----------

          10.1 Credit Agreement, dated as of November 19, 1998, among Maska U.S. Inc., SHC Hockey Inc., the other Credit Parties signatory thereto, General Electric Capital Corporation and the other Lenders signatory thereto from time to time.

          10.2 Credit Agreement, dated as of November 19, 1998, between Sport Maska Inc., Tropsport Acquisitions Inc., the Company, the other Credit Parties signatory thereto, the Lenders signatory thereto from time to time and General Electric Capital Canada Inc.

          10.3 Intercreditor Agreement, dated as of November 19, 1998, among General Electric Capital Corporation, General Electric Capital Canada Inc., Caisse de Depot et Placement du Quebec, the Company and certain affiliates of the Company signatory thereto.